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                                  EXHIBIT 99.10

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is made as of the 27th day of January, 1999, by and between BPI PACKAGING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and IVAN J. HUGHES ("Consultant").

                                   WITNESSETH:

         WHEREAS, the Company desires to engage Consultant and Consultant desires to accept such engagement by the Company upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. ENGAGEMENT. Subject to the other terms and conditions of this Agreement, the Company hereby agrees to engage Consultant to provide various consulting services to the Company relating to the business of the Company as set forth herein, and Consultant hereby agrees to be so engaged by the Company, for a three (3) year term beginning on January 27, 1999 and ending January 27, 2002; PROVIDED, HOWEVER, upon expiration of the stated term of this Agreement, Consultant's engagement with the Company shall thereafter be subject to termination by either party at any time and regardless of cause.

         2. RESPONSIBILITIES OF ENGAGEMENT. During the term of Consultant's engagement, Consultant shall diligently and faithfully serve the Company in such capacity as may be requested by the President or the Board of Directors of the Company and perform such other duties, assignments and responsibilities as the Company may request from time to time.

         3. COMPENSATION; STOCK OPTIONS; REIMBURSEMENT FOR EXPENSES.

            (a) During the term of Consultant's engagement pursuant to this Agreement, the Company shall pay to Consultant as basic compensation for his services hereunder a consulting fee of Fifty-Two Thousand Dollars ($52,000.00) per year, payable in fifty-two (52) weekly installments.

            (b) Consultant shall receive options to purchase Common Stock of the Company during the term of this Agreement if the Company equals or exceeds certain financial performance goals as set forth below:

                (1) If, in fiscal year 1999, the Company's net earnings for the fiscal year plus amounts deducted in the computation thereof for: (a) interest expense, (b) Federal, state and local income taxes, (c) depreciation, (d) amortization of intangibles, as computed by the Company's accountants in accordance with generally accepted accounting principals, consistently applied, and (e) any expenses or other charges associated with the investment, loans, and equipment leases made by DGJ, L.L.C. to the Company and all other extraordinary charges ("EBITDA"), equals or exceeds one of the EBITDA performance goals below (the "Performance Goals"), the Company shall grant to Consultant, at no cost to Consultant, options to purchase the corresponding number of shares of Common Stock of the Company (the "1999 Options") at an exercise price of $.0438 per share (the "Exercise Price"), subject to adjustment in the event of a stock split, stock dividend or similar event, as determined by the Board of Directors of the Company:

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                             EBITDA
                             PERFORMANCE GOALS         NUMBER OF SHARES
                             $3,000,000                     312,000
                             $4,500,000                     312,000
                             $6,000,000                     312,000
                             $7,500,000                     312,000
                             $9,000,000                     312,000

         If and when the Company grants the 1999 Options to the Consultant, the 1999 Options shall vest in increments of one-third (1/3), with one one-third (1/3) portion vesting on the date the 1999 Options are granted to Consultant (the "1999 Grant Date") and one one-third (1/3) portion vesting on each of the first and second anniversaries of the 1999 Grant Date.

                (2) If, in Fiscal Year 2000, the Company's EBITDA equals or exceeds one of the Performance Goals, the Company shall grant to Consultant, at no cost to Consultant, options to purchase, at the Exercise Price, an amount of shares equal to, but not less than zero,:
         (a) the number of shares of Common Stock of the Company that corresponds to the equaled or highest exceeded Performance Goal, (b) less the number of shares represented by the 1999 Options (the "2000 Options"). If and when the Company grants the 2000 Options to the Consultant (the "2000 Grant Date"), the 2000 Options will vest one-half (1/2) on the 2000 Grant Date and one-half (1/2) on the first anniversary of the 2000 Grant Date.

                (3) If, in Fiscal Year 2001, the Company's EBITDA equals or exceeds one of the Performance Goals, the Company shall grant to Consultant, at no cost to Consultant, options to purchase, at the Exercise Price, an amount of shares equal to, but not less than zero,:
         (a) the number of shares of Common Stock of the Company that corresponds to the equaled or highest exceeded Performance Goal, (b) less the number of shares represented by the 1999 Options and the 2000 Options (the "2001 Options"). The 2001 Options shall vest 100% on the date they are granted to Consultant.

                (4) The terms of the 1999 Options, the 2000 Options and the 2001 Options, if any, and the terms and conditions thereof shall be established by the Board of Directors of the Company at the time of the grant of such option upon such terms and conditions as are customary for stock options held by employees or consultants of publicly-held companies. Notwithstanding the foregoing, such options shall be exercisable for a minimum period of five (5) years from the date of vesting, shall not be subject to repurchase by the Company, and shall be freely transferable once vested.

                (5) To the extent not previously vested, any and all options which the Consultant has received hereunder will immediately vest upon a Change in Control of the Company. "Change of Control" as used herein means the sale of 50% or more of the Common Stock of the Company, but not including the exercise of any warrant held by DGJ, L.L.C. and its designees or assignees.

            (c) In consideration of Consultant's execution of this Agreement, the Company hereby sells to Consultant a warrant to purchase 937,000 shares of Common Stock of the Company at the Exercise Price. Consultant may exercise this warrant, in part or in full, at

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any time after thirty (30) days after the Stockholders' meeting contemplated in
Section 2.5 of the Securities Purchase Agreement, of even date herewith, between the Company and DGJ, L.L.C. and before the warrant's expiration date of January 27, 2009 by payment to the Company of the Exercise Price multiplied by the number of shares purchased. The payment for such warrant shall be in cash.

            (d) Shares issuable under Section 3(b) of this Agreement shall be registered on Form S-8 on or before July 31, 1999. The warrant shares issuable under Section 3(c) of this Agreement shall be registered at the same time as the warrant dated the date hereof from the Company to DGJ, L.L.C.

            (e) Consultant shall be entitled to be reimbursed for all reasonable and necessary out-of-pocket expenses incurred by Consultant in the conduct of the performance of his services for the Company in accordance with policies relating thereto established by the President from time to time. The Company will reimburse Consultant for all such expenses following presentation by Consultant, from time to time, of an itemized accounting and appropriate substantiation of such expenditures.

         4. NO EMPLOYMENT INTENDED. The parties agree as follows:

            (a) Consultant shall render services as an independent contractor and not as an employee of the Company.

            (b) Consultant shall have no authority in his capacity as consultant to act or to purport to act for the Company, to represent himself to any third party as being an employee or agent of the Company for any purpose whatsoever, to bind the Company in any way, or to commit the Company to any liability or obligation whatsoever, except as provided for herein or otherwise granted in writing from time to time by the Company concerning specific matters.

            (c) The Company shall not provide any vacation pay, sick leave, retirement benefits, worker's compensation insurance, health, accident or liability insurance, or any other employee benefits to Consultant. In addition, the Company shall not pay on behalf of Consultant any contribution to unemployment insurance or withholding taxes, nor provide or allow for the participation by Consultant in any other compensation, contributions or benefits that might be expected in an employer-employee relationship. Consultant shall report and pay any and all of his required contributions for taxes, unemployment insurance and other benefits.

            (d) In the event that any state department of revenue, Internal Revenue Service or any other taxing authority at any time questions the independent contractor status of Consultant, each party agrees that he or it will notify the other party and will involve the other party, to the extent possible, in any and all discussions and negotiations that may be held with the representatives of such taxing authority.

            (e) Consultant shall exercise his independent professional judgment in performing his services to the Company. The Company shall neither have nor exercise any control or direction over the methods by which Consultant exercises his professional judgment.

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         5. COVENANT NOT TO COMPETE. Consultant acknowledges and agrees that he has obtained and will continue to obtain knowledge and familiarity with the operations of the Company, the conduct of the business of the Company, its operating, manufacturing, distribution, marketing and sales procedures and methods, the identity and requirements of its past, present and potential customers and other proprietary information and trade secrets not generally known to other persons or entities who can obtain economic value from its disclosure or use which includes, without limitation, records, data, documents, plans, policies, customer lists, price lists, names and addresses of suppliers or representatives, or other matters of any kind or description relating to any of the foregoing, irrespective of the medium on which contained, which must be safeguarded and which are reasonable under the circumstances to protect. To protect the Company, Consultant hereby agrees that during the term hereof and for a period of one (1) year from the date after termination of Consultant's engagement by the Company and this Agreement's termination, Consultant shall not, except as provided for herein in Section 2, directly or indirectly, to the furthest extent permitted by law:

            (a) except for serving as President of the Plastics Division of Durobag Manufacturing Company, own, manage, operate, control or participate in, or be associated in any manner whatsoever, directly, indirectly or otherwise, with, or be connected as an officer, employee, partner, director, member, manager, consultant or otherwise with, or have any financial interest in, or aid or assist any person or entity in the conduct of, or otherwise engage in, any business (whether it be a sole proprietorship, partnership, limited liability company, corporation or other entity) engaged in any business carried on by the Company anywhere within the United States of America; or

            (b) approach, solicit or otherwise encourage any employee of the Company to terminate his or her engagement with the Company, or to enter into employment with any other person or entity; or

            (c) approach, induce or persuade any customer of the Company, whether a past, present or potential customer of the Company, to terminate its or not pursue a (as applicable) relationship with the Company or to enter into any relationship with any other person or entity engaged in the business of the Company or in a business or businesses described in clause (a) above; or

            (d) in any manner slander, libel or through any other means take any action which is intended, or could reasonably be expected, to be detrimental to Company, its products, personnel, prospects or operations; PROVIDED, HOWEVER, ownership of not more than one percent (1%) of the securities of any publicly-held corporation shall not constitute a violation of this Section 5.

            (e) If any provision or part of this Section 5 is held to be unenforceable because of the duration of such provision or the area covered thereby, Consultant and the Company agree to modify such provision or, that the court making such determination shall have the power to modify such provision, to reduce the duration or area of such provision, or both, or to delete specific words or phrases ("blue-penciling"), and in its reduced or blue-penciled form, such provision shall then be enforceable and shall be enforced.

         6. EQUITABLE REMEDIES. Consultant acknowledges and agrees to the fairness, applicability, scope and nature of the covenants set forth in Sections 5, 8 and 9 hereof, and

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further agrees that the time period and scope specified therein are the fair, appropriate and minimum and reasonable time and scope necessary to protect the Company in the conduct of its business. Consultant further agrees that damages are not an adequate remedy in the event of a violation of such covenants, and hereby agrees that, in case of violation, the Company and its successors and assigns shall be entitled to injunctive relief, without the posting of a bond, in addition to such other relief and remedies as may otherwise be available in law or equity. The Company's forbearance or failure to take action with regard to any violation of this Agreement, shall not be deemed a waiver of such violation or limitation upon the Company's rights as set forth in this Section.

         7. CONSULTANT ALTERNATIVE SERVICES. Consultant represents and warrants to the Company that, in the event of enforcement of the provisions of Sections 5, 6, 7, 8 and 9 hereof, Consultant's experience, capabilities and prospects are such that Consultant can obtain employment that will not cause Consultant to be in violation of such Sections hereof, and that the enforcement of such covenants hereunder by the Company by way of injunction will not prevent Consultant from earning a livelihood.

         8. TRADE SECRETS AND CONFIDENTIAL INFORMATION.

            (a) Consultant hereby covenants and agrees that he will not, except as may be required in connection with his engagement with the Company, directly or indirectly, use or disclose to any other person or entity, whether during or subsequent to the term of his engagement by the Company, irrespective of the time, manner or cause of the termination of his engagement, any information of a proprietary nature belonging to the Company, or which could be reasonably expected to have an adverse effect on the Company, its business, property or financial condition, including, without limitation, records, data, documents, processes, specifications, methods of operation, inventions, manufacturing techniques and know-how, formulae, experimental or developmental work, plans, policies, customer lists, price lists, the names and addresses of suppliers or representatives, investigations or other matters of any kind or description relating to the products, services, suppliers, customers, sales or businesses of the Company.

            (b) All records, files, drawings, data, computer programs, documents, equipment, writings and the like relating to the Company's business which Consultant shall prepare, use, construct or observe, shall be and remain the sole property of the Company, and upon termination of this Agreement or his engagement hereunder or otherwise with the Company for any reason, Consultant shall return to the possession of the Company any items of that nature and any copies thereof which he may have in his possession.

         9. INVENTIONS.

            (a) Any invention, improvement, discovery, process, formula or method relating to or useful in connection with the business now or hereafter carried on or contemplated by the Company, which is developed or discovered or which comes to the attention of Consultant while he is engaged by the Company, will be forthwith fully disclosed by him to the President of the Company. Any such invention, improvement, discovery, process, formula or method will be the sole and absolute property of the Company, and the Company will be the sole and absolute owner of all patent and other rights in respect thereof, without the necessity of any payment by the Company to Consultant in connection therewith.

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            (b) Consultant agrees to assign and transfer to the Company, without payment of any money or other consideration, all of his right, title and interest in and to any invention, improvement, discovery, process, formula or method, relating to or useful in connection with the business now or hereafter carried on or contemplated by the Company, which he may conceive, develop or make during the term of his engagement by the Company, either solely or jointly with others. Upon request of the Company, Consultant will execute and deliver, at the expense of the Company, all such documents and will do all such other acts as may in the Company's opinion be necessary or desirable to secure to the Company, its successors and assigns, or its nominee, all right, title and interest in and to any such invention, improvement, discovery, process, formula or method.

         10. TERMINATION. Upon termination of Consultant's engagement by the Company, by Consultant or upon the death or disability of Consultant, the rights of Consultant shall be as follows:

            (a) DEATH OR DISABILITY OF CONSULTANT; TERMINATION BY CONSULTANT. If Consultant dies while engaged by the Company, if Consultant's engagement is terminated by the Company due to Consultant's disability (as defined in Subparagraph (d) hereinbelow), or if Consultant elects to terminate his engagement hereunder, this Agreement shall immediately terminate without any further obligation on the part of the Company to Consultant, including, without limitation, no obligation to pay Consultant any fees or other benefits, except that the Company shall pay to Consultant or his Beneficiary (as hereinafter defined in Subparagraph (e)) only such fee pursuant to Section 3 hereof as may be accrued and unpaid on the date of such death, disability or termination of engagement.

            (b) TERMINATION BY THE COMPANY FOR CAUSE. If Consultant's engagement is terminated at any time by the Company for cause, this Agreement shall immediately terminate without any further obligation on the part of the Company, including, without limitation, no obligation to pay Consultant any fee or other benefits, except that the Company shall pay to Consultant only such fee pursuant to Section 3 hereof as may be accrued and unpaid on the date of such termination of engagement. For purposes of the foregoing, "cause" shall mean any of the following (i) willful failure or neglect of Consultant to perform his duties as set forth herein after written notice thereof by the Company; (ii) the commission of fraud, theft, deceit, a felony, embezzlement, or improper use of corporate funds by Consultant, (iii) self-dealing by Consultant detrimental to the Company or any attempt to obtain any personal profit from any transaction in which the Company has an interest, (iv) habitual intoxication or drug addiction,
(v) Consultant's repeated failure after written notice thereof by the Company to perform or comply with rules, regulations or requirements reasonably established by the Company for Consultant in the conduct of his engagement hereunder, or
(vi) any material breach of this Agreement by Consultant.

            (c) TERMINATION BY THE COMPANY FOR OTHER REASONS. The Company shall have the right at any time to terminate Consultant's engagement hereunder for any reason by giving him written notice (which shall fix the date as of which his engagement is to terminate) of its intention to do so. If Consultant's engagement hereunder is terminated by the Company other than for cause or by reason of Consultant's death or disability, the Company shall be obligated to pay Consultant only his fee pursuant to Section 3 hereof until the first to occur of the following: (i) the end of the stated term of this Agreement; (ii) Consultant's engaging in any engagement, business, or other activity, directly or indirectly, which does or would constitute a violation of the provisions of
Section 5 hereof (whether or not the provisions of said Section 5 may have

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ceased to be operative and/or effective for any reason); (iii) Consultant's death or disability; or (iv) any discovery of embezzlement or improper use of corporate funds by Consultant, self-dealing detrimental to the Company or any attempt to obtain personal profit from any transaction in which the Company has an interest, or any breach of the terms of this Agreement.

            (d) DEFINITION OF DISABILITY. For purposes of the foregoing, the term "disability" shall mean Consultant's inability due to illness or other physical or mental disability to substantially perform his duties as prescribed herein for a period of ninety (90) days within any consecutive twelve (12) month period.

            (e) DEFINITION OF BENEFICIARY. For purposes of the foregoing, the term "Beneficiary" shall mean any person (including any trust or trustee) Consultant may have designated in a writing acceptable to and filed with the Company. In the absence of the appointment of such a beneficiary or if such beneficiary predeceases Consultant or refuses to accept the benefits hereunder, then the term "Beneficiary" shall mean the estate of Consultant.

            (f) CONTINUING OBLIGATIONS OF CONSULTANT. Notwithstanding anything to the contrary contained herein, termination of this Agreement or Consultant's engagement, whether for cause, by reason of disability, by Consultant or otherwise, shall not be deemed in any way to affect Consultant's obligations under Section 5 through and including Section 10 of this Agreement, with respect to which he shall remain bound.

         11. GOVERNING LAW. This Agreement shall be construed, governed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

         12. MUTUAL CONTRIBUTION. The parties to this Agreement have mutually contributed to its drafting. Consequently, no term or provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused the provision to be drafted, or that any party suffered any inequity or inequality in bargaining power causing such party to accept any term or provision contained herein.

         13. MODIFICATION; ETC.. This Agreement is the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, understandings and agreements with regard to the subject matter hereof, whether oral or written. No representation, inducement, agreement, promise or understanding altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by the parties hereto. The titles of the Sections have been inserted as a matter of convenience of reference only and shall not be construed to control or affect the meaning or construction of this Agreement.

         14. SEVERABILITY; ASSIGNMENT. If any portion of this Agreement is found to be in violation of or conflict with any applicable law, the parties agree that said portion shall be modified only to the extent necessary to enable it to comply with such law, and the remainder of this Agreement shall remain in full force and effect. This Agreement requires the personal services of and is not assignable by Consultant, but shall be binding upon and inure to the benefit of the successors and assigns of the Company.

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         15. NOTICES. All notices or other communications in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed first class, postage prepaid and addressed as follows:
(i) if to the Company, addressed to: BPI Packaging Technologies, Inc. 455 Somerset Avenue, North Dighton, Massachusetts 02764; Attention:
______________________; and (ii) if to Consultant, addressed to: Ivan J. Hughes,
__________________________________________; or such other address or addressed to the attention of such other person or persons as either of the parties may notify the other in accordance with the provisions of this Section.

         16. CHOICE OF FORUM AND VENUE. CONSULTANT AND THE COMPANY, IN ORDER TO INDUCE EACH OTHER TO ENTER INTO THIS AGREEMENT, HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, IN COURTS HAVING SITUS WITHIN THE U.S.A., STATE OF ILLINOIS, COUNTY OF COOK. CONSULTANT AND THE COMPANY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT LOCATED WITHIN SUCH COUNTY. CONSULTANT AND THE COMPANY HEREBY WAIVE ANY RIGHT EACH OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT BY OR AGAINST EITHER OF THEM IN ACCORDANCE WITH THIS SECTION.

         17. OPPORTUNITY FOR INDIVIDUAL COUNSEL. All parties hereto hereby acknowledge and agree that they have each had an opportunity to read this Agreement in its entirety and to obtain separate counsel before such party's execution of this Agreement, and that this Agreement is made voluntarily and without duress of any kind.

                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the parties hereto have executed this Consulting
Agreement as of the day and year first written above.

CONSULTANT                                     BPI PACKAGING TECHNOLOGIES, INC.


------------------------                      By:
IVAN J. HUGHES                                   ------------------------------
                                              Title:
                                                    ---------------------------